UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2012

PIMI AGRO CLEANTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35138	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

269 South Beverly Drive, Suite 1091

Beverly Hills, California 90212

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (310) 203-8278

Copies to:

Jonathan R. Shechter, Esq.

Foley Shechter LLP

65 Route 4 East

River Edge, New Jersey 07661

Phone: (917) 688-4076

Fax: (917) 688-4092

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On December 14, 2012, Pimi Agro Cleantech, Inc. (“Pimi” or the “Company”), a company that focuses on developing environmentally friendly solutions for extending storability and shelf-life of fruits and vegetables, received an unconditional Notice of Registration from the United States Environmental Protection Agency (the “EPA”) for its product FreshProtect™, issued on November 30, 2012 (the “EPA Approval”).

As previously reported in Pimi’s filings with the Securities and Exchange Commission, FreshProtect™ has been in development since 2009. In January 2011, the Company successfully concluded a commercial trial on easy peel citrus fruits in cooperation with Sun Pacific Inc. (“Sun Pacific”), a leading citrus packaging house in California. In October 2011, Pimi concluded another commercial trial on navel oranges with Paramount Inc. (“Paramount”), another leading packaging house based in California. Both trials were successful and indicated significant advantages of utilizing FreshProtect™ on citrus fruits in comparison to other current treatments and materials, while reducing the residue level of pesticides on the fruits to the level of less than 1.5 PPM (part per million). Such significantly low residue level complies with the stringent standards of leading European food chains. Further, the shelf life, quality, and quantity of fruits treated by FreshProtect™ were not adversely affected by reduction of the pesticide residue level.

It should be noted that commercialization of FreshProtect™ in the State of California is subject to approval by the State of California Environmental Protection Agency (“CAL EPA”). The Company’s pending application with the CAL EPA is in its final stages and the Company’s management believes that an approval by the CAL EPA will be obtained in the near future. The Company is negotiating future wider implementation of FreshProtect™ with several California leading packaging houses, all subject to CAL EPA approval.

In addition to the development and commercialization of FreshProtect™, Pimi is currently in development of six other products, including, CitrusGuard™, SpuDefender™, SweetGuard™, StorGuard™, OnionGuard™ and Super Clean™, and has started the commercialization of four of these products, including, CitrusGuard™, SpuDefender™, SweetGuard™ and Super Clean™.

ITEM 8.01	OTHER EVENTS

See Item 7.01 above. The information included in Item 8.01 of this current report on Form 8-K is incorporated by reference into this Item 8.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

a) Financial statements.

Not applicable.

b) Pro forma financial information.

Not applicable.

c) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pimi Agro Cleantech, Inc.

Date: December 20, 2012
	By:	/s/ Ami Sivan
Ami Sivan
Chief Executive Officer